UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2025
Floor & Decor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE		30339
Atlanta,	Georgia
(Address of principal executive offices)		(Zip Code)
(404) 471-1634
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 7, 2025, the stockholders of Floor & Decor Holdings, Inc. (the “Company”) at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) approved amendments (the “Amendments”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), as described in the Company’s definitive proxy statement filed on March 24, 2025 (the “Proxy Statement”) to (a) eliminate legacy classified board provisions that no longer apply, (b) provide for the exculpation of officers as permitted by Delaware law, and (c) allow stockholders holding 25% or more of the Company’s common stock to cause the Company to call special meetings of stockholders (the “Special Meeting Amendment”). In order to implement these Amendments, the Company filed a Certificate of Amendment to the Charter with the Division of Corporations of the State of Delaware on May 8, 2025 that incorporated these Amendments into the Charter, and subsequently filed a Restated Certificate of Incorporation with the Division of Corporations of the State of Delaware on May 8, 2025 that restates the full Charter, including the Amendments (the “Restated Charter”). A copy of the Restated Charter is attached as Exhibit 3.1 and is incorporated by reference herein.
In connection with the implementation of the Special Meeting Amendment, the Board of Directors (the “Board”) of the Company approved and adopted the Fourth Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective May 8, 2025.
As discussed in the Proxy Statement, the Amended Bylaws provide stockholders that hold, at the time a special meeting request is delivered to the Company and through the date of any resulting special meeting, beneficial ownership of at least 25% of the Company’s outstanding shares of common stock, the ability to cause the Company to call a special meeting if they comply with the procedural requirements for calling special meetings of stockholders. The Amended Bylaws:
•Specify the procedures for stockholders of record to request that the Board fix a record date to determine the stockholders of record who are entitled to deliver a special meeting request;
•Specify the information required to be set forth in a special meeting request to call a special meeting;
•Specify that a stockholder’s special meeting request will not be valid if: (i) it does not comply with the applicable provisions of our Restated Charter or Amended Bylaws, (ii) it relates to an item of business that is not a proper subject for stockholder action, (iii) it was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended, or other applicable law, (iv) an identical or substantially similar item (a “Similar Item”) has been presented at any meeting of stockholders held within 120 days prior to receipt of such request by the Secretary of the Company, (v) a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th day after the Secretary receives such request, (vi) such request is delivered during the period beginning on the 61st day after the earliest date of signature on a special meeting request relating to a Similar Item and ending on the one-year anniversary of such earlier date of signature, or (vii) the special meeting request has been received by the Secretary during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; and
•Authorize the Board to cancel or decline to call a special meeting if, following a revocation or deemed revocation of a special meeting request, there are unrevoked requests from stockholders beneficially owning, in the aggregate, less than 25% of the Company’s outstanding voting stock.
The foregoing summary does not purport to be a complete description of the Amended Bylaws and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.2 and incorporated by reference herein.

Item 5.07.            Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 7, 2025, the Company held its Annual Meeting virtually. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 107,605,558 shares of common stock outstanding on the record date, March 10, 2025. The common stockholders of the Company voted on seven matters at the Annual Meeting. The final voting results from the Annual Meeting, as certified by the inspector of election, were as follows:

1.The eleven nominees for election as directors for one-year terms expiring at the 2026 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified, or until their earlier resignation or removal, were elected by majority vote:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Nada Aried	98,808,469	4,820	41,271	4,169,076
Norman Axelrod	97,763,365	1,049,729	41,466	4,169,076
William Giles	98,681,197	131,875	41,488	4,169,076
Dwight James	97,572,570	1,168,073	113,917	4,169,076
Melissa Kersey	98,417,889	395,465	41,206	4,169,076
Ryan Marshall	98,484,595	328,382	41,583	4,169,076
Richard Sullivan	98,690,444	117,259	46,857	4,169,076
Thomas Taylor	98,806,882	6,115	41,563	4,169,076
Felicia Thornton	96,954,732	1,858,588	41,240	4,169,076
George Vincent West	98,358,666	454,477	41,417	4,169,076
Charles Young	97,553,341	1,193,655	107,564	4,169,076
2.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2025 was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
102,823,538	163,605	36,493	N/A
3.The proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers for the Company’s fiscal year ended December 26, 2024, as disclosed in the Company’s proxy materials (commonly known as a “say-on-pay” proposal), was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,324,146	3,463,220	67,194	4,169,076
4.The proposal to amend the Company’s Certificate of Incorporation to eliminate legacy classified board provisions that no longer apply was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
98,808,445	2,952	43,163	4,169,076
5.The proposal to amend the Company’s Certificate of Incorporation to provide for exculpation of officers as permitted by Delaware law was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,402,170	7,405,039	47,351	4,169,076
6.The proposal to amend the Company’s Certificate of Incorporation to allow stockholders holding 25% or more of the Company’s common stock to cause the Company to call a special meeting of stockholders was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
94,547,217	280,527	4,026,816	4,169,076
7.The stockholder proposal regarding shareholder right to call for a special shareholder meeting was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
39,137,404	59,661,052	56,104	4,169,076

Item 9.01.            Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of Floor & Decor Holdings, Inc.

3.2	Fourth Amended and Restated Bylaws of Floor & Decor Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 12, 2025	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, Chief Administrative Officer and Chief Legal Officer